Amendment No. Seven to Lease
McCue Systems, Inc.

This Amendment, dated June 25, 2007, is by and between SeaBreeze I Venture ("Lessor") and McCue Systems, Inc. ("Lessee"). Lessor and Lessee entered into a lease agreement dated January ll, 1988, for the premises known as Suite 310 at lll Anza Boulevard, Burlingame, California. Such Lease was amended per the terms of Amendments One, Two, Three, Four, Five and Six, and is now further amended as follows:

Premises:	***Effective July 1, 2007*** Suite 310 – Shall be reduced from 9,553 rentable square feet to 8,089 rentable square feet.
Termination Date:	June 30, 2009
Base Rent Schedule:	July 1, 2007 $16,178.00 per month / $2.00 per s.f. July 1, 2008 $16,582.00 per month / $2.05 per s.f.
Improvements:	Lessor, at Lessor's sole cost, agrees to provide the following improvements to Suite 310: • Paint entire premises, work to be done after-hours • Construct demising wall to reduce size of premises • Construct one perimeter conference room, in accordance with the attached plans marked as Exhibit A. • Provide complete carpet cleaning throughout the premises.
Security Deposit:	Security Deposit shall be reduced from $40,805.00 to $16,394.00. SeaBreeze I Venture will refund $24,411.00 to McCue Systems
Base Year:	Per Paragraph 4 of the Lease, the Base Year shall be changed to 2007.

All other terms and conditions of the Lease, as amended, shall remain unchanged.

AGREED & ACCEPTED:

LESSOR:	***LESSEE:***
SeaBreeze I Venture	**McCue Systems, Inc.**
______________________	______________________
Date: ______________	**Date:** ______________

EXHIBIT A

SeaBreeze I Venture "Lessor"
and
McCue Systems, Inc. "Lessee"

Page One of Two



OFFICE
OFFICE
OFFICE
CONFERENCE
OFFICE
25"
8"
INITIAL

EXHIBIT A

SeaBreeze I Venture "Lessor"
and
McCue Systems, Inc. "Lessee"

Page Two of Two


0" SOLID BASE

(2) NEW GLASS DOOR

111 ANZA BLVD., BURLINGAME
SUITE 310 - MCQUE SYSTEMS
6-11-07

1 PROVIDE NEW BUILDING STANDARD CONSTRUCTION WHERE SHOWN

2 PROVIDE NEW 3'-0" WIDE INTERIOR DOOR WITH TEMPERED GLASS FULL PANEL, HEIGHT & FINISH TO MATCH BUILDING STANDARD, W/ ADA APPROVED BULDING STANDARD LEVER HARWARE

3 PROVIDE FOR RELOCATION EXISTING DOOR AND GLASS TO NEW LOCATION AS SHOWN

4 NEW CONSTRCUTION TO JOG AT WINDOW LINE WITH MINIMAL DIMENSION BUT TO ALLOW SERVICING AND ACCESS TO EXTERIOR GLASS FOR CLEANING & TO WINDOW BLINDS

5 PROVIDE NEW ELECTRICAL OUTLET & COMMUNICATION OUTLETS WITH RING & STRING WHERE SHOWN

6 WHERE DEMO OCCURS PROVIDE FOR ALL AREAS TO BE PATCHED, REPAIRED & FINISHED TO MATCH EXISTING ADJACENT SURFACES

INITIAL